                                                                  EXHIBIT 10.4.7


                       AMENDMENT NO. 7 TO CREDIT AGREEMENT

                AMENDMENT NO. 7, dated as of December 31, 2001 (this "Amendment"), to Credit Agreement, by and among Private Business, Inc., a Tennessee corporation (the "Borrower"), the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent.

                             PRELIMINARY STATEMENTS

                (A) The Borrower, the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent, are parties to the Credit Agreement, dated as of August 7, 1998 (as amended to the date hereof, the "Credit Agreement").

                (B) The Borrower has requested that the Administrative Agent and Lenders (i) amend the minimum EBITDA covenant, as and to the extent set forth below, and (ii) consent to the sale by the Borrower of its headquarters located in Brentwood, Tennessee (the "Borrower Headquarters") and the application of the proceeds from such sale solely to scheduled principal installments under the Term B Facility in inverse order of maturity, and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

                (C) The terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1. Amendment to Credit Agreement.

        Section 1.1. Section 8.1 of the Credit Agreement is amended by deleting the minimum EBITDA covenant levels for the periods of four fiscal quarters ending on or about March 31, 2002, June 30, 2002 and September 30, 2002 and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Minimum EBITDA
         ----------------------------------------             --------------
         March 31, 2002                                       $14,000,000
         June 30, 2002                                        $15,000,000
         September 30, 2002                                   $16,000,000

ARTICLE 2. Consent to Sale of Headquarters and Application of Proceeds.

        Section 2.1. Notwithstanding the provisions of Section 6.5 of the Credit Agreement, the Lenders hereby consent to the sale by the Borrower of the Borrower Headquarters, provided, that, upon receipt of the Net Cash Proceeds from such sale, the Borrower shall prepay the Facilities in an amount not less than $2,000,000.

        Section 2.2. Upon the effectiveness of this Amendment, the Administrative Agent shall be authorized to execute and deliver to the Borrower a release of the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Financing Statement, dated as of November 9, 1998 (the "Deed of Trust"), by the Borrower to Alexander Blackman Buchanan, as trustee for the benefit of the Administrative Agent, releasing the Borrower Headquarters from the lien created by the Deed of Trust.

ARTICLE 3. Confirmations and References.

        Section 3.1. Continuing Effect. The Credit Agreement and the other Loan Documents delivered in connection therewith are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects, except that, on and after the date hereof, (a) all references in the Loan Documents (i) to the "Credit Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) to the "Loan Documents" shall be deemed to include this Amendment; and (b) all references in the Credit Agreement to "this Agreement," "hereto," "hereof," "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

        Section 3.2. Confirmation of Liens. Except for the release of the Lien on the Borrower Headquarters created by the Deed of Trust, as authorized in
Section 2.3 above, the Liens granted pursuant to the Collateral Documents secure, without limitation, the Obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment. The term "Obligations" as used in the Collateral Documents (or any other term used therein to refer to the liabilities and obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent), include, without limitation, Obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment.

        Section 3.3. Amendment. This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

        Section 3.4. Limited Consent. The consents in Article 2 are only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such consents are expressly limited to the facts and circumstances and subject to the conditions referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any right, power or remedy of either the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Event of Default or Default under the Credit Agreement or any other Loan Document.

ARTICLE 4. Effectiveness of Amendment.

        The amendment contained in Article 1 and the consents contained in
Article 2 shall be effective upon the execution and delivery of this Amendment by the Borrower, each other Loan Party, the Administrative Agent and the Required Lenders.



                                      -2-
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ARTICLE 5. Miscellaneous.

        Section 5.1. Continued Effectiveness. Except as specifically amended herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

        Section 5.2. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

        Section 5.3. Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

        Section 5.4. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of an originally executed counterpart.

        Section 5.5. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Borrower and its respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lenders, and any purported assignment or delegation without such consent shall be void.

        Section 5.6. Expenses. The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of counsel for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any documents required to be furnished herewith.


                            [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.

                                            PRIVATE BUSINESS, INC.,
                                            AS BORROWER


                                            By: /s/ Gerard M. Hayden, Jr.
                                                --------------------------
                                            Title: Chief Financial Officer
                                                   -----------------------


                                            ACKNOWLEDGED AND CONSENTED TO:

                                            PRIVATE BUSINESS INSURANCE, INC.
                                            PRIVATE BUSINESS CAPITAL, INC.
                                            PRIVATE BUSINESS PROCESSING, INC.
                                            TOWNE SERVICES, INC.
                                            BANKING SOLUTIONS, INC.
                                            BSI ACQUISITION CORP.
                                            IMAGING INSTITUTE, INC.
                                            FORSEON CORPORATION


                                            By: /s/ Gerard M. Hayden, Jr.
                                                -------------------------
                                            Title: Chief Financial Officer
                                                   -----------------------





         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 7 TO CREDIT AGREEMENT]

                                            FLEET NATIONAL BANK,

                                            AS INITIAL ISSUING BANK,
                                            AS SWING LINE BANK,
                                            AS ADMINISTRATIVE AGENT AND
                                            AS LENDER

                                            By: /s/ Stephen M. Curran
                                                ---------------------
                                            Title: Director
                                                   ------------------

                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            AS LENDER


                                            By: /s/ Lisa A. Hopkins
                                                ---------------------------
                                            Title: Assistant Vice President
                                                   ------------------------

                                            CITIZENS BANK OF MASSACHUSETTS,
                                            AS LENDER


                                            By:
                                                --------------------------------
                                            Title:
                                                  ------------------------------





         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 7 TO CREDIT AGREEMENT]

                                            PILGRIM PRIME RATE TRUST,
                                            AS LENDER

                                            By: Pilgrim Investments, Inc.,
                                            as its Investment Manager


                                            By:
                                               ---------------------------------
                                            Title:
                                                   -----------------------------







         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 7 TO CREDIT AGREEMENT]

                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                            AS LENDER


                                            By:
                                                --------------------------------

                                            Title:
                                                  ------------------------------









         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 7 TO CREDIT AGREEMENT]